AGILENT TECHNOLOGIES, INC.
LIFE SCIENCES AND DIAGNOSTICS MARKETS SEGMENT
(Unaudited)

(In millions, except margins data)	FY24
	Q1	Q2	Q3	Q4	Total

Revenue	$620	$604	$585	$657	$2,466
Gross margin %	54.9%	55.1%	54.4%	53.8%	54.5%
Research and development expenses	$66	$64	$59	$61	$250
Selling, general and administrative expenses	$160	$154	$145	$152	$611
Income from operations	$114	$115	$114	$141	$484
Operating margin %	18.4%	19.0%	19.6%	21.5%	19.6%

	FY23
	Q1	Q2	Q3	Q4	Total

Revenue	$719	$726	$661	$674	$2,780
Gross margin %	57.2%	57.0%	56.5%	55.8%	56.7%
Research and development expenses	$71	$72	$61	$65	$269
Selling, general and administrative expenses	$169	$166	$147	$151	$633
Income from operations	$171	$176	$166	$160	$673
Operating margin %	23.8%	24.2%	25.1%	23.7%	24.2%

	FY22
	Q1	Q2	Q3	Q4	Total

Revenue	$670	$690	$718	$766	$2,844
Gross margin %	57.3%	57.2%	57.5%	56.0%	57.0%
Research and development expenses	$66	$66	$66	$68	$266
Selling, general and administrative expenses	$161	$157	$162	$163	$643
Income from operations	$157	$171	$185	$198	$711
Operating margin %	23.4%	24.8%	25.8%	25.8%	25.0%

Income from operations reflect the results of our reportable segments under Agilent's management reporting system which are not necessarily in conformity with GAAP financial measures. Income from operations of our reporting segments exclude, among other things, charges related to restructuring and other related costs, asset impairments, amortization of intangibles, transformational initiatives, acquisition and integration costs, business exit and divestiture costs and change in fair value of contingent consideration.

Readers are reminded that non-GAAP numbers are merely a supplement to, and not a replacement for, GAAP financial measures. They should be read in conjunction with the GAAP financial measures. It should be noted as well that our non-GAAP information may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC.
AGILENT CROSSLAB SEGMENT
(Unaudited)

(In millions, except margins data)	FY24
	Q1	Q2	Q3	Q4	Total

Revenue	$686	$664	$691	$706	$2,747
Gross margin %	56.9%	56.6%	57.7%	56.3%	56.9%
Research and development expenses	$29	$26	$25	$25	$105
Selling, general and administrative expenses	$139	$134	$126	$133	$532
Income from operations	$222	$216	$248	$239	$925
Operating margin %	32.4%	32.5%	35.9%	33.8%	33.7%

	FY23
	Q1	Q2	Q3	Q4	Total

Revenue	$652	$660	$672	$672	$2,656
Gross margin %	55.1%	53.7%	56.4%	55.8%	55.3%
Research and development expenses	$26	$27	$24	$26	$103
Selling, general and administrative expenses	$138	$136	$123	$129	$526
Income from operations	$195	$192	$232	$220	$839
Operating margin %	30.0%	29.0%	34.5%	32.8%	31.6%

	FY22
	Q1	Q2	Q3	Q4	Total

Revenue	$648	$613	$639	$663	$2,563
Gross margin %	55.3%	54.8%	55.5%	56.2%	55.4%
Research and development expenses	$24	$23	$23	$24	$94
Selling, general and administrative expenses	$139	$135	$137	$137	$548
Income from operations	$195	$178	$194	$212	$779
Operating margin %	30.1%	29.0%	30.4%	31.9%	30.4%

Income from operations reflect the results of our reportable segments under Agilent's management reporting system which are not necessarily in conformity with GAAP financial measures. Income from operations of our reporting segments exclude, among other things, charges related to restructuring and other related costs, asset impairments, amortization of intangibles, transformational initiatives, acquisition and integration costs, business exit and divestiture costs and change in fair value of contingent consideration.

Readers are reminded that non-GAAP numbers are merely a supplement to, and not a replacement for, GAAP financial measures. They should be read in conjunction with the GAAP financial measures. It should be noted as well that our non-GAAP information may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC.
APPLIED MARKETS SEGMENT
(Unaudited)

(In millions, except margins data)	FY24
	Q1	Q2	Q3	Q4	Total

Revenue	$352	$305	$302	$338	$1,297
Gross margin %	56.4%	54.2%	55.2%	55.0%	55.2%
Research and development expenses	$25	$23	$23	$23	$94
Selling, general and administrative expenses	$82	$78	$74	$77	$311
Income from operations	$92	$64	$70	$86	$312
Operating margin %	26.1%	21.0%	23.2%	25.3%	24.0%

	FY23
	Q1	Q2	Q3	Q4	Total

Revenue	$385	$331	$339	$342	$1,397
Gross margin %	57.6%	54.9%	55.5%	55.7%	56.0%
Research and development expenses	$26	$26	$23	$25	$100
Selling, general and administrative expenses	$86	$83	$73	$77	$319
Income from operations	$110	$72	$92	$89	$363
Operating margin %	28.5%	21.9%	27.2%	25.9%	26.0%

	FY22
	Q1	Q2	Q3	Q4	Total

Revenue	$356	$304	$361	$420	$1,441
Gross margin %	55.6%	54.2%	55.9%	56.8%	55.7%
Research and development expenses	$26	$25	$26	$26	$103
Selling, general and administrative expenses	$83	$83	$83	$84	$333
Income from operations	$89	$57	$93	$128	$367
Operating margin %	24.9%	18.8%	25.7%	30.5%	25.5%

Income from operations reflect the results of our reportable segments under Agilent's management reporting system which are not necessarily in conformity with GAAP financial measures. Income from operations of our reporting segments exclude, among other things, charges related to restructuring and other related costs, asset impairments, amortization of intangibles, transformational initiatives, acquisition and integration costs, business exit and divestiture costs and change in fair value of contingent consideration.

Readers are reminded that non-GAAP numbers are merely a supplement to, and not a replacement for, GAAP financial measures. They should be read in conjunction with the GAAP financial measures. It should be noted as well that our non-GAAP information may be different from the non-GAAP information provided by other companies.

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